UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 1, 2021

CREDIT ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Michigan		000-20202	38-1999511
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

25505 West Twelve Mile Road
Southfield,	Michigan		48034-8339
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:   (248) 353-2700

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CACC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On September 1, 2021, Credit Acceptance Corporation (the "Company", "Credit Acceptance", "we", "our", or "us") entered into a settlement agreement (the "Agreement") with the Attorney General's Office of the Commonwealth of Massachusetts (the "Attorney General"), reflecting the parties' agreement to settle and fully resolve the claims asserted against the Company by the Attorney General in its complaint filed in the Massachusetts Superior Court in Suffolk County on August 28, 2020. The Company previously disclosed, in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, that the parties had reached an agreement in principle to settle the lawsuit.

Under the Agreement, the Company made no admission of liability. The Company agreed to make a payment in the total amount of $27.2 million to an independent trust (the "Fund") for purposes of making payments to provide relief for eligible Massachusetts consumers, paying costs of implementation of the Agreement and paying the Attorney General's costs of investigation, and to pay up to $95,000 to cover costs and expenses incurred by an independent trustee for management of the Fund. As previously disclosed, in anticipation of the Agreement, the Company recognized a $27.2 million contingent loss during the first quarter of 2021.

The foregoing description is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.19 to this report and incorporated herein by reference.

Item 8.01. Other Events.

On September 1, 2021, we issued a press release regarding the Agreement. The press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.19	Settlement Agreement and Assurance of Discontinuance.
99.1	Press Release dated September 1, 2021.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION

Date: September 1, 2021	By:	/s/ Jay D. Martin
Jay D. Martin
Senior Vice President – Finance & Accounting